Exhibit 10.1

DESKTOP METAL, INC.

TERMINATION OF

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS TERMINATION OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Termination Agreement”), dated as of March 31, 2022, is entered into by and among Desktop Metal, Inc., a Delaware corporation (the “Company”), and the undersigned Holders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Registration Rights Agreement, dated as of August 26, 2020, by and among the Company and the Holders party thereto, as amended (the “RRA”).

WHEREAS, the Company and the undersigned Holders are parties to the RRA;

WHEREAS, the RRA may be amended or modified upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities (the “Required Holders”); and

WHEREAS, the Company and the undersigned Holders, constituting the Required Holders, desire to terminate the RRA as set forth in this Termination Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Termination Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Termination of RRA. The RRA is hereby terminated as of the date hereof. From and after the date hereof, the RRA shall be of no further force or effect and neither the Company nor the Holders shall have any rights, obligations or liabilities pursuant to the RRA.

2.Governing Law.  This Termination Agreement and all claims or causes of action based upon, arising out of, or related to this Termination Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

3.Successors and Assigns. This Termination Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.Counterparts. This Termination Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.Entire Agreement. This Termination Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and representations, whether written or oral, between the parties hereto related to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

COMPANY:

DESKTOP METAL, INC.

By:	/s/ Ric Fulop
	Name:	Ric Fulop
	Title:	President

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

GV 2016, L.P.

By:	GV 2016 GP, L.P., its general partner
By:	GV 2016 GP, L.L.C., its general partner

By:	/s/ Daphne Chang
Name:	Daphne Chang
Title:	Authorized Signatory

Number of Registrable Securities held as of the date
hereof:	5,669,935

GV 2017, L.P.

By:	GV 2017 GP, L.P., its general partner
By:	GV 2017 GP, L.L.C., its general partner

By:	/s/ Daphne Chang
Name:	Daphne Chang
Title:	Authorized Signatory

Number of Registrable Securities held as of the date
hereof:	2,332,177

GV 2019, L.P.

By:	GV 2019 GP, L.P., its general partner
By:	GV 2019 GP, L.L.C., its general partner

By:	/s/ Daphne Chang
Name:	Daphne Chang
Title:	Authorized Signatory

Number of Registrable Securities held as of the date
hereof:	3,046,618

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

KDT DESKTOP METAL HOLDINGS, INC.

By:	/s/ Byron L. Knight
Name:	Byron L. Knight
Title:	Managing Director

Number of Registrable Securities held as of the date
hereof:	9,384,282

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

KPCB HOLDINGS, INC., as nominee

By:	/s/ Susan Biglieri
Name:	Susan Biglieri
Title:	Chief Financial Officer

Number of Registrable Securities held as of the date
hereof:	17,631,665

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

LUX VENTURES IV, L.P.

By:	Lux Venture Partners, LLC
its:	General Partner

By:	/s/ Peter Hebert
Name:	Peter Hebert
Title:	Managing Director

Number of Registrable Securities held as of the date
hereof:	12,472,808

LUX VENTURES V, L.P.

By:	Lux Venture Partners V, LLC
its:	General Partner

By:	/s/ Peter Hebert
Name:	Peter Hebert
Title:	Managing Director

Number of Registrable Securities held as of the date
hereof:	193,592

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

NEW ENTERPRISE ASSOCIATES 15, L.P.

By:	NEA Partners 15, L.P.
Its:	General Partner

By:	NEA 15 GP, LLC, General Partner
Its:	General Partner

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Chief Legal Officer

Number of Registrable Securities held as of the date
hereof:	14,263,413

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

/s/ Ric Fulop
Ric Fulop

Number of Registrable Securities held as of the date
hereof:	20,095,149

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

BLUEBIRD TRUST

By:	/s/ Steven Papa
Name:	Steven Papa
Title:	Trustee

Number of Registrable Securities held as of the date
hereof:	628,927

KHAKI CAMPBELL TRUST

By:	/s/ Steven Papa
Name:	Steven Papa
Title:	Trustee

Number of Registrable Securities held as of the date
hereof:	628,927

RED TAILED HAWK TRUST

By:	/s/ Steven Papa
Name:	Steven Papa
Title:	Trustee

Number of Registrable Securities held as of the date
hereof:	628,927

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

/s/ Jeffrey R. Immelt
Jeffrey R. Immelt

Number of Registrable Securities held as of the date
hereof:	39,256

[Signature Page to Termination of Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Termination Agreement effective as of the date first above written.

HOLDERS:

/s/ Leo Hindery, Jr.
Leo Hindery, Jr.

Number of Registrable Securities held as of the date
hereof:	2,597,317

[Signature Page to Termination of Registration Rights Agreement]